Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2017	2016	2016	2016	2016	2016	2016
ASSETS
Cash and due from banks	$93,844	$118,763	$86,497	$84,647	$83,479	(21.0)%	12.4%
Other interest-earning assets	350,387	291,252	428,966	408,086	408,060	20.3%	(14.1)%
Loans held for sale	24,783	28,697	27,836	34,330	19,719	(13.6)%	25.7%
Investment securities	2,506,017	2,559,227	2,508,068	2,529,724	2,516,205	(2.1)%	(0.4)%
Loans, net of unearned income	14,963,177	14,699,272	14,391,238	14,155,159	13,870,701	1.8%	7.9%
Allowance for loan losses	(170,076)	(168,679)	(162,526)	(162,546)	(163,841)	0.8%	3.8%
Net loans	14,793,101	14,530,593	14,228,712	13,992,613	13,706,860	1.8%	7.9%
Premises and equipment	216,171	217,806	228,009	228,861	228,057	(0.8)%	(5.2)%
Accrued interest receivable	46,355	46,294	43,600	43,316	44,379	0.1%	4.5%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,556	—%	—%
Other assets	616,362	620,059	617,818	626,902	583,939	(0.6)%	5.6%
Total Assets	$19,178,576	$18,944,247	$18,701,062	$18,480,035	$18,122,254	1.2%	5.8%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$15,090,344	$15,012,864	$14,952,479	$14,292,564	$14,404,280	0.5%	4.8%
Short-term borrowings	453,317	541,317	264,042	722,214	352,883	(16.3)%	28.5%
Other liabilities	342,323	339,548	389,819	392,708	326,128	0.8%	5.0%
FHLB advances and long-term debt	1,137,909	929,403	965,286	965,552	965,654	22.4%	17.8%
Total Liabilities	17,023,893	16,823,132	16,571,626	16,373,038	16,048,945	1.2%	6.1%
Shareholders' equity	2,154,683	2,121,115	2,129,436	2,106,997	2,073,309	1.6%	3.9%
Total Liabilities and Shareholders' Equity	$19,178,576	$18,944,247	$18,701,062	$18,480,035	$18,122,254	1.2%	5.8%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,118,533	$6,018,582	$5,818,915	$5,635,347	$5,558,108	1.7%	10.1%
Commercial - industrial, financial and agricultural	4,167,809	4,087,486	4,024,119	4,099,177	4,035,333	2.0%	3.3%
Real estate - residential mortgage	1,665,142	1,601,994	1,542,696	1,447,292	1,377,459	3.9%	20.9%
Real estate - home equity	1,595,901	1,625,115	1,640,421	1,647,319	1,659,481	(1.8)%	(3.8)%
Real estate - construction	882,983	843,649	861,634	853,699	810,872	4.7%	8.9%
Consumer	288,826	291,470	283,673	278,071	263,221	(0.9)%	9.7%
Leasing and other	243,983	230,976	219,780	194,254	166,227	5.6%	46.8%
Total Loans, net of unearned income	$14,963,177	$14,699,272	$14,391,238	$14,155,159	$13,870,701	1.8%	7.9%
Deposits, by type:
Noninterest-bearing demand	$4,417,733	$4,376,137	$4,210,099	$4,125,375	$4,134,861	1.0%	6.8%
Interest-bearing demand	3,702,663	3,703,712	3,703,048	3,358,536	3,430,206	—%	7.9%
Savings and money market accounts	4,251,574	4,179,773	4,235,015	3,986,008	3,972,199	1.7%	7.0%
Time deposits	2,718,374	2,753,242	2,804,317	2,822,645	2,867,014	(1.3)%	(5.2)%
Total Deposits	$15,090,344	$15,012,864	$14,952,479	$14,292,564	$14,404,280	0.5%	4.8%
Short-term borrowings, by type:
Customer repurchase agreements	$181,170	$195,734	$189,727	$168,521	$162,431	(7.4)%	11.5%
Customer short-term promissory notes	87,726	67,013	65,871	69,509	76,807	30.9%	14.2%
Short-term FHLB advances	130,000	—	—	35,000	81,000	N/M	60.5%
Federal funds purchased	54,421	278,570	8,444	449,184	32,645	(80.5)%	66.7%
Total Short-term Borrowings	$453,317	$541,317	$264,042	$722,214	$352,883	(16.3)%	28.5%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended					% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2017	2016	2016	2016	2016	2016	2016
Interest Income:
Interest income	$158,487	$153,012	$151,468	$149,309	$149,311	3.6%	6.1%
Interest expense	20,908	20,775	20,903	20,393	20,257	0.6%	3.2%
Net Interest Income	137,579	132,237	130,565	128,916	129,054	4.0%	6.6%
Provision for credit losses	4,800	5,000	4,141	2,511	1,530	(4.0)%	213.7%
Net Interest Income after Provision	132,779	127,237	126,424	126,405	127,524	4.4%	4.1%
Non-Interest Income:
Other service charges and fees	12,437	13,333	14,407	12,983	10,750	(6.7)%	15.7%
Service charges on deposit accounts	12,400	12,814	13,078	12,896	12,558	(3.2)%	(1.3)%
Investment management and trust services	11,808	11,610	11,425	11,247	10,988	1.7%	7.5%
Mortgage banking income	4,596	6,959	4,529	3,897	4,030	(34.0)%	14.0%
Other	4,326	6,514	4,708	5,038	3,864	(33.6)%	12.0%
Non-Interest Income before Investment Securities Gains	45,567	51,230	48,147	46,061	42,190	(11.1)%	8.0%
Investment securities gains	1,106	1,525	2	76	947	(27.5)%	16.8%
Total Non-Interest Income	46,673	52,755	48,149	46,137	43,137	(11.5)%	8.2%
Non-Interest Expense:
Salaries and employee benefits	69,236	73,256	70,696	70,029	69,372	(5.5)%	(0.2)%
Net occupancy expense	12,663	11,798	11,782	11,811	12,220	7.3%	3.6%
Other outside services	5,546	6,536	5,783	5,508	6,056	(15.1)%	(8.4)%
Software	4,693	4,912	4,117	3,953	3,921	(4.5)%	19.7%
Data processing	4,286	4,530	4,610	5,476	5,400	(5.4)%	(20.6)%
Equipment expense	3,359	3,408	3,137	2,872	3,371	(1.4)%	(0.4)%
Professional fees	2,737	2,783	2,535	3,353	2,333	(1.7)%	17.3%
FDIC insurance expense	2,058	2,067	1,791	2,960	2,949	(0.4)%	(30.2)%
Marketing	1,986	1,730	1,774	1,916	1,624	14.8%	22.3%
Other	15,711	16,601	13,623	13,759	13,167	(5.4)%	19.3%
Total Non-Interest Expense	122,275	127,621	119,848	121,637	120,413	(4.2)%	1.5%
Income Before Income Taxes	57,177	52,371	54,725	50,905	50,248	9.2%	13.8%
Income tax expense	13,797	10,221	13,257	11,155	11,991	35.0%	15.1%
Net Income	$43,380	$42,150	$41,468	$39,750	$38,257	2.9%	13.4%
PER SHARE:
Net income:
Basic	$0.25	$0.24	$0.24	$0.23	$0.22	4.2%	13.6%
Diluted	0.25	0.24	0.24	0.23	0.22	4.2%	13.6%

Cash dividends	$0.11	$0.12	$0.10	$0.10	$0.09	(8.3)%	22.2%
Shareholders' equity	12.36	12.19	12.30	12.17	11.96	1.4%	3.3%
Shareholders' equity (tangible)	9.31	9.13	9.23	9.10	8.89	2.0%	4.7%

Weighted average shares (basic)	174,150	173,554	173,020	173,394	173,331	0.3%	0.5%
Weighted average shares (diluted)	175,577	174,874	174,064	174,318	174,416	0.4%	0.7%
Shares outstanding, end of period	174,343	174,040	173,144	173,139	173,393	0.2%	0.5%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.92%	0.89%	0.89%	0.88%	0.86%
Return on average shareholders' equity	8.22%	7.86%	7.78%	7.65%	7.47%
Return on average shareholders' equity (tangible)	10.93%	10.47%	10.38%	10.26%	10.07%
Net interest margin	3.26%	3.15%	3.14%	3.20%	3.23%
Efficiency ratio	64.76%	67.60%	65.16%	67.59%	68.33%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	March 31, 2017			December 31, 2016			March 31, 2016
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$14,857,562	$146,650	4.00%	$14,475,816	$141,826	3.90%	$13,853,420	$137,895	4.00%
Taxable investment securities	2,145,656	11,914	2.19%	2,096,086	10,941	2.07%	2,180,593	12,003	2.20%
Tax-exempt investment securities	403,856	4,383	4.34%	389,047	4,234	4.35%	259,396	3,138	4.84%
Equity securities	11,740	176	6.08%	13,068	181	5.52%	14,386	218	6.10%
Total Investment Securities	2,561,252	16,473	2.57%	2,498,201	15,356	2.45%	2,454,375	15,359	2.50%
Loans held for sale	15,857	187	4.72%	24,411	199	3.26%	12,252	131	4.28%
Other interest-earning assets	312,295	842	1.08%	411,369	966	0.94%	358,562	898	1.00%
Total Interest-earning Assets	17,746,966	164,152	3.74%	17,409,797	158,347	3.62%	16,678,609	154,283	3.72%
Noninterest-earning assets:
Cash and due from banks	116,529			117,741			98,449
Premises and equipment	217,875			226,482			226,284
Other assets	1,149,621			1,171,031			1,137,292
Less: allowance for loan losses	(170,134)			(164,523)			(167,372)
Total Assets	$19,060,857			$18,760,528			$17,973,262
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,650,931	$2,239	0.25%	$3,714,391	$1,927	0.21%	$3,438,355	$1,494	0.17%
Savings deposits	4,194,216	2,211	0.21%	4,216,090	2,249	0.21%	3,932,824	1,804	0.18%
Time deposits	2,739,453	7,352	1.09%	2,777,203	7,593	1.09%	2,867,651	7,429	1.04%
Total Interest-bearing Deposits	10,584,600	11,802	0.45%	10,707,684	11,769	0.44%	10,238,830	10,727	0.42%
Short-term borrowings	712,497	855	0.48%	308,094	116	0.15%	445,402	268	0.24%
FHLB advances and long-term debt	990,044	8,252	3.35%	947,661	8,891	3.74%	958,213	9,262	3.88%
Total Interest-bearing Liabilities	12,287,141	20,909	0.69%	11,963,439	20,776	0.69%	11,642,445	20,257	0.70%
Noninterest-bearing liabilities:
Demand deposits	4,301,727			4,331,894			3,967,887
Other	331,442			332,540			304,131
Total Liabilities	16,920,310			16,627,873			15,914,463
Shareholders' equity	2,140,547			2,132,655			2,058,799
Total Liabilities and Shareholders' Equity	$19,060,857			$18,760,528			$17,973,262
Net interest income/net interest margin (fully taxable equivalent)		143,243	3.26%		137,571	3.15%		134,026	3.23%
Tax equivalent adjustment		(5,664)			(5,334)			(4,972)
Net interest income		$137,579			$132,237			$129,054

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2017	2016	2016	2016	2016	2016	2016
Loans, by type:
Real estate - commercial mortgage	$6,039,140	$5,828,313	$5,670,888	$5,557,680	$5,487,421	3.6%	10.1%
Commercial - industrial, financial and agricultural	4,205,070	4,081,498	4,066,275	4,080,524	4,095,268	3.0%	2.7%
Real estate - residential mortgage	1,637,669	1,572,895	1,503,209	1,399,851	1,381,409	4.1%	18.6%
Real estate - home equity	1,613,249	1,633,668	1,640,913	1,656,140	1,674,032	(1.2)%	(3.6)%
Real estate - construction	840,968	845,528	837,920	820,881	792,014	(0.5)%	6.2%
Consumer	284,352	289,864	281,517	272,293	263,295	(1.9)%	8.0%
Leasing and other	237,114	224,050	211,528	178,655	159,981	5.8%	48.2%
Total Loans, net of unearned income	$14,857,562	$14,475,816	$14,212,250	$13,966,024	$13,853,420	2.6%	7.2%
Deposits, by type:
Noninterest-bearing demand	$4,301,727	$4,331,894	$4,227,639	$4,077,642	$3,967,887	(0.7)%	8.4%
Interest-bearing demand	3,650,931	3,714,391	3,602,448	3,454,031	3,438,355	(1.7)%	6.2%
Savings deposits	4,194,216	4,216,090	4,078,942	3,989,988	3,932,824	(0.5)%	6.6%
Time deposits	2,739,453	2,777,203	2,814,258	2,844,434	2,867,651	(1.4)%	(4.5)%
Total Deposits	$14,886,327	$15,039,578	$14,723,287	$14,366,095	$14,206,717	(1.0)%	4.8%
Short-term borrowings, by type:
Customer repurchase agreements	$199,403	$200,126	$187,588	$180,595	$171,408	(0.4)%	16.3%
Customer short-term promissory notes	79,985	67,355	70,072	77,535	74,013	18.8%	8.1%
Federal funds purchased	308,220	40,613	148,546	138,012	183,970	658.9%	67.5%
Short-term FHLB advances and other borrowings	124,889	—	20,163	7,527	16,011	N/M	680.0%
Total Short-term Borrowings	$712,497	$308,094	$426,369	$403,669	$445,402	131.3%	60.0%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2017	2016	2016	2016	2016
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$171,325	$165,169	$165,108	$166,065	$171,412
Loans charged off:
Commercial - industrial, financial and agricultural	(5,527)	(1,319)	(3,144)	(4,625)	(6,188)
Consumer and home equity	(1,554)	(2,156)	(1,394)	(1,614)	(2,548)
Real estate - commercial mortgage	(1,224)	(174)	(1,350)	(1,474)	(582)
Real estate - construction	(247)	—	(150)	(742)	(326)
Real estate - residential mortgage	(216)	(116)	(802)	(340)	(1,068)
Leasing and other	(639)	(589)	(832)	(1,951)	(443)
Total loans charged off	(9,407)	(4,354)	(7,672)	(10,746)	(11,155)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	4,191	2,192	1,539	2,931	2,319
Consumer and home equity	373	580	463	889	534
Real estate - commercial mortgage	450	885	296	1,367	825
Real estate - construction	548	1,080	898	1,563	383
Real estate - residential mortgage	230	288	228	420	136
Leasing and other	137	485	168	108	81
Recoveries of loans previously charged off	5,929	5,510	3,592	7,278	4,278
Net loans charged off	(3,478)	1,156	(4,080)	(3,468)	(6,877)
Provision for credit losses	4,800	5,000	4,141	2,511	1,530
Balance at end of period	$172,647	$171,325	$165,169	$165,108	$166,065
Net charge-offs to average loans (annualized)	0.09%	(0.03)%	0.11%	0.10%	0.20%
NON-PERFORMING ASSETS:
Non-accrual loans	$117,264	$120,133	$124,017	$111,742	$122,170
Loans 90 days past due and accruing	14,268	11,505	14,095	15,992	15,013
Total non-performing loans	131,532	131,638	138,112	127,734	137,183
Other real estate owned	11,906	12,815	11,981	11,918	10,946
Total non-performing assets	$143,438	$144,453	$150,093	$139,652	$148,129
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$43,826	$43,460	$47,330	$38,902	$39,140
Real estate - commercial mortgage	36,713	39,319	39,631	35,704	43,132
Real estate - residential mortgage	23,597	23,655	23,451	25,030	25,182
Real estate - construction	13,550	9,842	11,223	11,879	12,005
Consumer and home equity	13,408	15,045	16,426	16,061	16,210
Leasing	438	317	51	158	1,514
Total non-performing loans	$131,532	$131,638	$138,112	$127,734	$137,183

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$27,033	$27,617	$26,854	$27,324	$27,565
Real-estate - commercial mortgage	15,237	15,957	16,085	17,808	17,427
Consumer and home equity	9,638	8,633	7,707	7,191	6,562
Commercial - industrial, financial and agricultural	7,441	6,627	7,488	5,756	5,650
Real estate - construction	273	726	843	3,086	3,092
Total accruing TDRs	$59,622	$59,560	$58,977	$61,165	$60,296
Non-accrual TDRs (1)	27,220	27,850	27,904	24,887	27,277
Total TDRs	$86,842	$87,410	$86,881	$86,052	$87,573
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:	Total Delinquency %
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2017	2016	2016	2016	2016

Real estate - commercial mortgage	0.78%	0.78%	0.87%	0.81%	0.93%
Commercial - industrial, financial and agricultural	1.25%	1.31%	1.48%	1.25%	1.46%
Real estate - construction	1.99%	1.29%	1.61%	1.93%	2.00%
Real estate - residential mortgage	2.44%	2.74%	2.67%	2.70%	3.10%
Consumer, home equity, leasing and other	1.22%	1.45%	1.53%	1.47%	1.48%
Total	1.23%	1.27%	1.38%	1.30%	1.44%

ASSET QUALITY RATIOS:
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2017	2016	2016	2016	2016
Non-accrual loans to total loans	0.78%	0.82%	0.86%	0.79%	0.88%
Non-performing loans to total loans	0.88%	0.90%	0.96%	0.90%	0.99%
Non-performing assets to total loans and OREO	0.96%	0.98%	1.04%	0.99%	1.07%
Non-performing assets to total assets	0.75%	0.76%	0.80%	0.76%	0.82%
Allowance for credit losses to loans outstanding	1.15%	1.17%	1.15%	1.17%	1.20%
Allowance for credit losses to non-performing loans	131.26%	130.15%	119.59%	129.26%	121.05%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	7.99%	8.20%	8.51%	8.02%	8.67%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2017	2016	2016	2016	2016
Shareholders' equity (tangible), per share
Shareholders' equity	$2,154,683	$2,121,115	$2,129,436	$2,106,997	$2,073,309
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,623,127	$1,589,559	$1,597,880	$1,575,441	$1,541,753

Shares outstanding, end of period (denominator)	174,343	174,040	173,144	173,139	173,393

Shareholders' equity (tangible), per share	$9.31	$9.13	$9.23	$9.10	$8.89

Return on average shareholders' equity (tangible)
Net income - Numerator	$43,380	$42,150	$41,468	$39,750	$38,257

Average shareholders' equity	$2,140,547	$2,132,655	$2,120,596	$2,089,915	$2,058,799
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,608,991	$1,601,099	$1,589,040	$1,558,359	$1,527,243

Return on average shareholders' equity (tangible), annualized	10.93%	10.47%	10.38%	10.26%	10.07%

Efficiency ratio
Non-interest expense - Numerator	$122,275	$127,621	$119,848	$121,637	$120,413

Net interest income (fully taxable equivalent)	$143,243	$137,571	$135,784	$133,890	$134,026
Plus: Total Non-interest income	46,673	52,755	48,149	46,137	43,137
Less: Investment securities gains	(1,106)	(1,525)	(2)	(76)	(947)
Denominator	$188,810	$188,801	$183,931	$179,951	$176,216

Efficiency ratio	64.76%	67.60%	65.16%	67.59%	68.33%

Non-performing assets to tangible shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$143,438	$144,453	$150,093	$139,652	$148,129

Tangible shareholders' equity	$1,623,127	$1,589,559	1,597,880	1,575,441	$1,541,753
Plus: Allowance for credit losses	172,647	171,325	165,169	165,108	166,065
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,795,774	$1,760,884	$1,763,049	$1,740,549	$1,707,818

Non-performing assets to tangible shareholders' equity and allowance for credit losses	7.99%	8.20%	8.51%	8.02%	8.67%

Pre-provision net revenue
Net interest income	$137,579	$132,237	$130,565	$128,916	$129,054
Non-interest income	46,673	52,755	48,149	46,137	43,137
Less: Investment securities gains	(1,106)	(1,525)	(2)	(76)	(947)
Total revenue	$183,146	$183,467	$178,712	$174,977	$171,244

Total non-interest expense	$122,275	$127,621	$119,848	$121,637	$120,413

Pre-provision net revenue	$60,871	$55,846	$58,864	$53,340	$50,831